Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 6 dated September 21, 2020

to

Prospectus dated May 11, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated May 11, 2020, as amended or supplemented (the “Prospectus”), and should be read together with the Prospectus, as amended or supplemented through the date of this supplement.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

About the Company’s Stockholders

As of September 21, 2020, there are approximately 1,088 unique stockholders that have purchased our shares, with the average investment slightly over $28,000.

DISTRIBUTIONS

On August 11, 2020, our board of directors authorized, and we declared, a distribution to stockholders in the amount of $0.1750 per share to be paid on December 17, 2020 to stockholders of record as of December 9, 2020, which we refer to as the “Record Date.” We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser. For the avoidance of doubt, management fees and administrative expenses are paid by the Company and are not deducted from distributions.

Weighted Average Portfolio Yield

As of September 16, 2020, the weighted average yield of our assets, excluding cash and cash equivalents, was 9.29%. The weighted average yield was determined by computing the average yield on our investment portfolio, excluding cash and cash equivalents, weighted for the size of each portfolio investment.

The following “Legal Proceedings” under the Management section on page 86 of the Prospectus, is hereby amended and restated in its entirety as follows, to update the Company’s disclosure regarding the Tecku and Berten Matters, including superseding descriptions of the referenced U.K. proceedings and the Four Wood Matter:

Legal Proceedings

On September 9, 2020, four accredited investors filed a complaint against Yieldstreet Management LLC, the Company’s investment adviser, its parent, YieldStreet Inc., and certain of its affiliates, including YS Altnotes I LLC, YS Altnotes II LLC and Michael Weisz (collectively, “Yieldstreet”), alleging inadequate disclosure of the risks of a potential borrower default attendant to certain offerings undertaken by certain affiliates of Yieldstreet, and also seeking to represent a putative class of “all persons” who participated in such offerings since 2018, Michael Tecku, et al. v. Yieldstreet Inc., et al., No. 20-cv-07327 (S.D.N.Y.) (the “Tecku Matter”).  The Company is not named as a defendant, nor is it otherwise a party to, the Tecku Matter.  The complaint filed by plaintiffs in connection with the Tecku Matter is based in large part on a fraud undertaken by persons associated with certain marine borrowers (the “Lakhani Borrowers”) that Yieldstreet discovered and brought to the attention of the High Court of Justice of England and Wales (Queen’s Bench Division), which then granted a $76.7 million Worldwide Freezing Order in favor of the SPVs managed by Yieldstreet Management, LLC on April 2, 2020.  Yieldstreet is aware of several lenders who, taken together with Yieldstreet, loaned hundreds of millions of dollars to related borrowers under similar circumstances. One of those lenders, Njord Partners SMA-SEAL LP (“Njord”), an Apollo affiliate which had been lending to affiliates of the Lakhani Borrowers, alleges fraud in connection with the Njord loans. The High Court has not yet given any judgment on Njord’s fraud allegations, but it has granted Njord a Freezing Injunction against a guarantor and another individual associated with the Lakhani Borrowers and has entered judgment against the individual guarantor on his personal guarantee of the loans. The complaint attributes key allegations to Four Wood Capital Advisors and Global Marine Transport Company (“Four Wood/GMTC”), the originator that introduced and vetted the Lakhani Borrowers, and then enabled and covered up the fraud. Yieldstreet terminated and sued Four Wood/GMTC in April 2020, YS GM Marfin II LLC, et al. v. Four Wood Capital Advisors, LLC, et al., 1:20-cv-03320-PGG (S.D.N.Y.) (the “Four Wood Matter”). On September 21, 2020, Yieldstreet substantially amended the complaint, including by asserting fraud claims against Four Wood/GMTC and its principals, Steven Baffico and Andrew Simmons, and additional allegations that, among others, detail their deception of Yieldstreet, the manner with which they enabled the Lakhani Borrowers, and the misappropriation of more than $320,000. The Tecku Matter complaint seeks damages, and requests the recovery of attorneys’ fees and costs. Yieldstreet believes this complaint lacks merit, and intends to defend against the Tecku Matter vigorously.

On September 21, 2020, the Company, its investment adviser, the adviser’s parent and founders filed a Motion to Dismiss an individual complaint that was filed on September 2, 2020, by a putative member of the class in the Tecku Matter seeking rescission under the Securities Act of 1933 of a $200,000 investment in the Company, David Berten, as trustee for the David Powers Berten Trust v. YieldStreet Management, LLC, et al., Case. No. 654204/2020 (N.Y. Sup. Court) (the “Berten Matter”). The Motion seeks dismissal of the Berten Matter on multiple grounds, including because the shares of the Company have appreciated in value during the course of the investment, which bars any claim under the Securities Act, and there was nothing misleading or otherwise actionable about the offering documents in any event. Yieldstreet has asked for an award of the legal expenses incurred in connection with the Berten Matter on the grounds that it lacks merit and was filed for an improper purpose. Yieldstreet believes this single investor’s complaint lacks merit, and intends to continue to defend against the Berten Matter vigorously.

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Current Investment Portfolio

Our current portfolio of investments as of September 16, 2020 (Unaudited)1 is set forth below:

		Reference Rate	Maturity	Par
	Rate	& Spread	Date	Amount	Value
CORPORATE PREFERRED BONDS – 9.45%
Preferred – 9.45%
BNY Mellon Preferred, Series G(d)(e)	4.70%	4.70%	12/31/2049	$ 940,000	$ 1,017,550
JP Morgan Preferred, Series HH(d)(e)	4.60%	4.60%	12/31/2049	940,000	943,619
State Street Preferred, Series H(d)(e)	5.63%	5.63%	12/31/2049	940,000	981,237
Total Preferred				2,820,000	2,942,406

Total Corporate Preferred Bonds (Cost $2,744,800)				2,820,000	2,942,406

FIRST LIEN SENIOR SECURED TERM LOANS – 47.20%
Art – 10.04%
Ostillo Delaware, LLC(a)	8.25%	3M US L + 6.50%	03/17/2023	$ 3,125,000	$ 3,125,000
Ostillo Delaware, LLC(b)	1.00%	1.00%	10/30/2020	1,050,000	–
Total Art				4,175,000	3,125,000

Commercial – 18.53%
Model Homes – 4.74%
LH Model Three LLC (a)	8.99%	8.99%	01/01/2022	$ 1,477,171	$ 1,477,171
Equipment – 9.63%
Align Business Finance (Naumes, Inc.)(a)	10.00%	10.00%	06/01/2022	$ 2,997,945	$ 2,997,945
Equipment Lease – 4.16%
Align Business Finance (Redden Transport, LLC & Redden Leasing, LLC)(a)	10.00%	10.00%	07/15/2023	$ 1,295,068	$ 1,295,068
Total Commercial				5,770,184	5,770,184

Commercial Real Estate – 9.64%
iBorrow(a)	8.75%	8.75%	03/23/2022	$ 3,000,000	$ 3,000,000
Total CRE				3,000,000	3,000,000

Legal – 8.99%
BWA20C(a)(c)	14.00%	14.00%	10/15/2025	$ 2,800,000	$ 2,800,000
Total Legal				2,800,000	2,800,000
Total First Lien Senior Secured Term Loans (Cost $14,695,184)				15,745,184	14,695,184

MEZZANINE DEBT – 1.47%
Small Business – 1.47%
CRA FUNDING II, LLC(a)	13.50%	13.50%	07/01/2024	$ 457,883	$ 457,883
Total Small Business				457,883	457,883

Total Mezzanine Debt (Cost $457,883)				457,883	457,883

1 The tabular disclosure regarding portfolio investments set forth above has been prepared by the Adviser based upon the best information available to it at the time of such preparation. Actual returns on Investments, and the value of Investments made by the Company, which are published in the Company’s Annual Report on Form N-CSR may vary from those presented in the above tabular disclosure. The above tabular disclosure is intended to provide a pro forma current portfolio of the Company and is not based on any final prepared financial statements. In addition, there have been no external valuations of the fair value of the Investments in accordance with ASC Topic 820-Fair Value Measurement, and the Company’s Board of Directors has not established any fair value of the Investments since August 11, 2020.

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	7-Day Yield	Shares	Value
CASH AND MONEY MARKET MUTUAL FUNDS– 43.56%
SDIT Government Fund	0.10%	13,559,953	$ 13,560,685
Total Money Market Mutual Funds (Cost $13,559,953)		13,559,953	13,560,685

Total Investments – 101.68% (Cost $31,457,820)			$ 31,656,158
Liabilities in Excess of Other Assets - (1.68)%			(524,508)
Net Assets - 100.00%			$ 31,131,650

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(b)	This investment has an unfunded commitment as of September 16, 2020. The rate associated with undrawn committed delayed draw term loans represent rates for commitment and unused fees.
(c)	Paid in kind investment which may pay interest in additional par.
(d)	These investments have no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	Floating or variable rate investment. The reference rate is described above. The rate in effect as of September 16, 2020 is based on the reference rate plus the displayed spread as of the securities last reset date.

A brief description of two additional Investments we purchased on September 15, 2020 are set forth below:

Commercial: Reich Bros Business Solutions, LLC, doing business as Align Business Finance (“ABF”), targets companies that seek $1.0 million to $20.0 million of financing secured by machinery and equipment (“M&E”) and other assets that are either owned or targeted for acquisition. ABF provided a $17.2 million senior secured term loan (“Facility”) to a family-owned company (“Company”) which owns and operates approximately 3,000 acres of tree fruit orchards, several development properties, one packing house, and nine cold storage warehouses across CA, OR, and WA. The Facility is split into a $5,995,890 equipment loan (“Loan”) against a M&E forced liquidation value (“FLV”) of $7.7 million determined as of May 15, 2020 by Brian Testo Associates LLC and a $12.2 million secured term loan on $42.7 million of real estate collateral. FLV is the amount of money that a seller expects to receive if it sold its assets in an auction immediately, and is based on the assumption that the business will sell its assets in the least amount of time possible which typically results in a low price. The Company used the Loan proceeds to pay off existing debt and to expand and build their grape crushing business, while divesting their pear production operations. The Loan is secured by various agricultural machinery and equipment in OR and CA. We purchased a 50% participation interest, or $2,997,945, in the current outstanding principal balance of the equipment Loan, pursuant to which we expect to receive interest at a target rate of 10% per annum.  The Loan will mature on 6/21/2022.

Commercial. ABF provided an equipment lease (“Lease”) with an initial base value of approximately $4.0 million to a Texas-based freight brokerage company (“Company Lessee”) offering transportation services including truckload, less than truckload, and intermodal services. The Company Lessee currently operates approximately 140 tractors and 500 trailers for customers primarily in the southwestern, western and mountain regions of the U.S. The Company Lessee has repaid approximately 35% of the Lease.  We purchased a 50.0% participation interest, or $1,295,068, in the current outstanding balance of the Lease, pursuant to which we expect to receive interest at a target rate of 10% per annum.  The Lease will mature on 6/30/2023. The Lease is secured by commercial truck tractors and trailers with an orderly liquidation value (“OLV”) of approximately $4.97 million as determined by Rouse Appraisal LLC in December 2017 when the Lease was originated. OLV is the amount of money that a seller expects to receive at a privately negotiated sale, properly advertised and professionally managed by an experienced seller of property of the kind and type being sold with the sale taking place over a three-month period.

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